Leases - Future Minimum Commitments for Chartered -In Contracts (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Leases
June 30, 2022	$ 15,988
June 30, 2023	15,988
June 30, 2024	16,030
June 30, 2025	15,988
June 30, 2026	15,988
June 30, 2027 and thereafter	99,295
Total	179,277
Operating lease liabilities, including current portion	128,321	$ 65,511
Discount based on incremental borrowing rate	$ 50,956